SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

NUMEREX CORP.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
(State or other jurisdiction or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Parkwood Circle
Suite 200
Atlanta, Georgia
(Address of principal executive offices)

30339
(Zip code)

(770) 693-5950
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 PRESS RELEASE DATED AUGUST 5, 2004

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Text of Press Release, dated August 5, 2004

Item 12. Results of Operations and Financial Condition.

On August 5, 2004, Numerex Corp. issued a press release announcing its financial results for the second quarter ending June 30, 2004. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibits 99.1	Press Release dated August 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.

(Registrant)

/s/ Alan Catherall

Alan Catherall Chief Financial Officer

Date: August 5, 2004